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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATIONS

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Haverty Furniture Companies, Inc. (the "Company") certify that to the best of our knowledge that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in that Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: October 31, 2003                          By: /s/ Clarence H. Smith
                                                    ----------------------------
                                                    Clarence H. Smith
                                                    President and
                                                      Chief Executive Officer

                                                By: /s/ Dennis L. Fink
                                                    ----------------------------
                                                    Dennis L. Fink
                                                    Executive Vice President and
                                                      Chief Financial Officer